14
POTLATCH CORPORATION | Roadshow Presentation December 2008
Real Estate Strategy
• Approximately 325,000 – 400,000 acres of non-strategic and higher value land to be sold over 10 years
• Rural recreational land sales began in 2007 and are gaining traction
Successful transformation to new business model made in 2006
2007
2008 YTD
1
2,396
3,162
$2,550
2,591
Year Higher Value
$ / Acre Acres Sold
13,779
13,433
2
Non-Strategic Higher Value Non-Strategic
$1,317
Total
16,175
16,595
2
Total
$1,500
1
Year to date as of 30-Sep-2008.
1,469
2
1,683
2
2
Excludes 42,527 acres sold 2008 YTD as of 30-Sep-2008 for $16.0 million of $376 / acre.